UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2006

BARNWELL INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-5103	72-0496921
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1100 Alakea Street, Suite 2900, Honolulu, Hawaii		96813
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (808) 531-8400

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

Item 1.01          Entry Into a Material Definitive Agreement

Barnwell Industries, Inc. owns a 77.6% controlling interest in Kaupulehu Developments, a Hawaii general partnership (“KD”) which owns interests in leasehold land and development rights for property located approximately six miles north of the Kona International Airport in the North Kona District of the Island of Hawaii, adjacent to and north of the Four Seasons Resort Hualalai at Historic Ka'upulehu, between the Queen Kaahumanu Highway and the Pacific Ocean. Prior to June 6, 2006, the land interests held by KD were development rights under option to Kaupulehu Makai Venture; the right to receive Percentage Payments on sales of single-family lots in Increment I (the first of two increments of an approximately 870 acre parcel of land zoned for resort/residential development); the leasehold land zoned for resort/residential development within Increment II (the second of two increments of the approximately 870 acre parcel), which WB KD Acquisition, LLC held a right of negotiation on; and approximately 1,000 acres of vacant leasehold land zoned conservation.

On June 6, 2006, KD entered into an Agreement with WB KD Acquisition, LLC and

WB KD Acquisition II, LLC (“WBKD”) by which KD transferred its interest in Increment II of the approximately 870 acres to WBKD. Increment II of the approximately 870-acre property is zoned for single-family and multi-family residential units and a golf course and clubhouse.

With respect to Increment II, KD received a non-refundable $10,000,000 payment and is entitled to receive a percentage of the sales prices of the residential lots, ranging from 3.25% to 14%, to be determined in the future depending upon a number of variables, including whether the lots are sold prior to improvement.

There is no affiliation between KD and WB KD Acquisition or WB KD Acquisition II. WB KD Acquisition and WB KD Acquisition II are affiliates of Westbrook Partners, developers of the Kuki'o Resort.

The estimated proceeds to Barnwell, before income taxes, from KD’s receipt of the $10,000,000 payment, after estimated costs related to the transaction and distributions to minority interest owners of KD, is approximately $7,200,000.

Item 2.01          Completion of Acquisition or Disposition of Assets

The information set forth in Item 1.01 above is incorporated herein by this reference.

Item 8.01          Other Events

Attached hereto as Exhibit 99.1 is a press release issued by the Registrant on June 7, 2006 that is incorporated herein by this reference.

Item 9.01          Financial Statements and Exhibits

(c)	Exhibits
	99.1	Press Release, dated June 7, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 8, 2006	BARNWELL INDUSTRIES, INC. /s/ Russell M. Gifford___________________ Russell M. Gifford Executive Vice President and Chief Financial Officer